McMoRan

McMoRan Exploration Co.

www.mcmoran.com

www.mpeh.com


DEEP GAS
LNG

1st Quarter 2005 Earnings Conference Call

James R. Moffett *Richard C. Adkerson*

Co-Chairmen of the Board

April 21, 2005

OPPORTUNITY
RUNS DEEP

MMR
LISTED
NYSE

Cautionary Statement

This is an oral presentation which is accompanied by slides. Investors are urged to review our SEC filings.

This presentation contains certain forward-looking statements regarding various oil and gas discoveries, oil and gas exploration, development and production activities, anticipated and potential production and flow rates; anticipated revenues; potential reversionary interests and the potential payout of those reversionary interests; the economic potential of properties; estimated exploration costs; the potential Main Pass Energy Hub™ Project; the expected near-term funding of the related permitting process and the estimated capital costs for developing the project. Accuracy of the projections depends on assumptions about events that change over time and is thus susceptible to periodic change based on actual experience and new developments. McMoRan cautions readers that it assumes no obligation to update or publicly release any revisions to the projections in this press release and, except to the extent required by applicable law, does not intend to update or otherwise revise the projections more frequently than quarterly. Important factors that might cause future results to differ from these projections include: variations in the market prices of oil and natural gas; drilling results; unanticipated fluctuations in flow rates of producing wells; oil and natural gas reserves expectations; the ability to satisfy future cash obligations and environmental costs; general exploration and development risks and hazards; the feasibility of the potential Main Pass Energy Hub™ and the ability to secure commercial contracts and obtain significant project financing and regulatory approvals for such project. Such factors and others are more fully described in more detail in McMoRan's 2004 Annual Report on Form 10-K on file with the Securities and Exchange Commission.

The Securities and Exchange Commission permits oil and gas companies in their filings with the SEC to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain phrases and terms in this presentation, such as "in-house estimates of proved, probable and possible reserves" and "gross unrisked potential," which the SEC's guidelines strictly prohibit us from including in filings with the SEC. Estimates of proved reserves meeting the SEC's requirements are included in McMoRan's Annual Report on Form 10-K for the year ended December 31, 2004.

McMoRan First Quarter Highlights

- Active Deep Miocene Gas Exploration Program
  - 4 Exploration Wells Currently in Progress
  - At Least 8 Additional Exploration Wells Expected to Spud in 2005
- 5 Discoveries on 10 Prospects Drilled and Evaluated Since Inception of Exploration Venture
  - 3 Discoveries Already Online (Current Production 94 Mmcfe/d, 26 Mmcfe/d Net to McMoRan)
  - Positive Drilling Results at Blueberry Hill, a Potential 6th Discovery
- Significant Increase in Production Expected in 2Q05
  - 1Q05 Average 17 Mmcfe/d, Net to McMoRan (1Q04 – Averaged 7 Mmcfe/d)
  - 2Q05 Estimated to Average 40 Mmcfe/d, Net to McMoRan
- Coast Guard Resumed Statutory Review Period for MPEH™ Permit on April 21, 2005
  - Record of Decision Expected by Year-end 2005
- $192 Million of Unrestricted Cash on March 31, 2005

McMoRan Production Activities


Drilling
Producing
Hurricane Upthrown
Gross: 53 Mmcf/d
2,000 Bopd
Net: 14.9 Mmcfe/d
JB Mtn/Mound Pt(1)
Gross: 41 Mmcf/d
2,600 Bopd
Delmonico
Shiner(2)
Gross: 16 Mmcf/d
1,000 Bopd
West Cameron 43
First Production Pending
Additional Well
Blueberry Hill
First Production
Pending Test
VERMILION 16/17
King Kong
Little Bay
Lombardi(2)
Gross: 10 Mmcf/d
1,400 Bopd
MP 299(3)
SOUTH TIMBALIER 98
Korn
WC 616
Gross: 28 Mmcf/d
Net: 5.5 Mmcfe/d
Minuteman
Gross: 12 Mmcf/d
200 Bopd
Net: 3.9 Mmcfe/d
Deep Tern C-1(4)
Gross: 26 Mmcf/d
700 Bopd
Net: 6.2 Mmcfe/d
Dawson Deep
Finalizing Development Plan
Raptor
Gross: 16 Mmcf/d
350 Bopd
Net: 6.3 Mmcfe/d
Deep Tern C-2
Gross: 14 Mmcf/d
300 Bopd
Net: 7.0 Mmcfe/d
McMoRan Exploration Acreage
PENSACOLA
DESTIN DOME
MAIN PASS
EAST CAMERON
SOUTH MARSH ISLAND
VERMILION
SOUTH PELTO
WEST DELTA
SOUTH PASS
GALVESTON
BRAZOS
SHIP SHOAL
EWING BANK
EAST BREAKS
LLOYD
NORTH ISLAND
PORT ISABEL
SOUTH PADRE ISLAND
ALAMINOS CANYON
HENDERSON
LUND

Current Aggregate Gross Production Rate of ~200 Mmcf/d and 8,000 Bopd, ~250 Mmcfe/d. 40 Mmcfe/d Net to McMoRan.

(1) Subject to El Paso reversion
(2) Subject to reversion following payout which is expected to occur in 2Q05
(3) Field currently shut-in. Prior to Hurricane Ivan, field was producing 2,800 Bopd
(4) April 2005 flow test

OPPORTUNITY RUNS DEEP

Status of Recent Discoveries

Production Established on 3 Properties, 94 Mmcfe/d, 26 Mmcfe/d Net to McMoRan

1) **Deep Tern – Eugene Island Block 193**
   - **C-2 Well Commenced Production on December 30, 2004**
     - Currently Producing 16 Mmcfe/d (7 Mmcfe/d Net to McMoRan)
   - **C-1 Development Well Reached TD; Flow Tested at 30 Mmcfe/d (6 Mmcfe/d Net to McMoRan)**
     - Production to Commence in May 2005

2) **Minuteman – Eugene Island Blocks 212/213**
   - **Commenced Production in February 2005 – Current Rate 13 Mmcfe/d (4 Mmcfe/d Net to McMoRan)**

3) **Hurricane Upthrown – South Marsh Island Block 217**
   - **Commenced Production on March 30, 2005**
   - **Well Currently Producing at Gross Rate of 65 Mmcfe/d (15 Mmcfe/d Net to McMoRan)**
   - **Additional Wells in This High Potential Area Are Being Planned**

Status of Recent Discoveries (continued)

4) **West Cameron Block 43 #3**
   - Wireline Logs Indicated 3 Hydrocarbon Sands with Total Gross Interval in Excess of 100'
   - Additional Exploratory Well (West Cameron 43 #4), Located 4,000' From This Discovery, Expected to Commence in April 2005
   - Development Plans to be Determined Following Results of #4 Well

5) **Dawson Deep – Garden Banks Block 625**
   - Development Plans Being Finalized
   - Located Adjacent to Operator's Gunnison Spar Facility

6) **Blueberry Hill – La. State Lease 340**
   - Wireline Logs Indicated 4 Potentially Productive Sands
   - Completion and Testing Will Determine Future Plans for This Prospect

Deep Gas Royalty Relief

Discoveries on Leases Eligible for Royalty Relief

Lease/Prospect	Production Threshold
Eugene Island 213 – Minuteman	25 Bcf
Eugene Island 193 – Deep Tern	10 Bcf
South Marsh Island 217 – Hurricane Upthrown	5 Bcfe
West Cameron 43	15 Bcf

OCS 310/La. State Lease 340 Area


ONLINE 4Q03
PRODUCING
MOUND POINT
El Paso # 1(114) Mound Point Producing
El Paso #2 Mound Point TA
Moxy #2 Mound Point Positive Test
2004 DISCOVERY
ONLINE 1Q05
PRODUCING
HURRICANE
McMoRan Prop. Location
McMoRan #223 Producing
El Paso #220 Non commercial
ONLINE 2Q03
PRODUCING
JB MOUNTAIN
2005 EXPLORATION
PROSPECT
JB MOUNTAIN DEEP
POTENTIAL
DISCOVERY
BLUEBERRY HILL
McMoRan #4 Blueberry Hill 3Q05 Test
El Paso #218 Discovery Producing
El Paso #219 Producing
El Paso #221 TA
McMoRan Prop. Location
ONE MILE
B
B'
TEXACO
UNOCAL
COCKRELL

Blueberry Hill Encountered 4 Potential Productive Sands. Well to be Tested in Second Half 2005.

OPPORTUNITY RUNS DEEP

4 Exploration Wells in Progress

Prospect	Water Depth (feet)	WI %	NRI %	Spud Date	Current Depth (feet)	Planned Total Depth (feet)	Pre-drill Unrisked Potential (Bcfe) Gross	Net
South Timbalier Blocks 97/98 Korn	60	18.8	15.4	2/03/05	19,600	23,000	500	75
Vermilion Blocks 16/17 King Kong	12	40.0	29.2	2/20/05	13,100	19,500	200	60
La. State Lease 1706 Delmonico (Lake Sand Field)	9	25.0	18.8	3/08/05	13,300	19,000	370	70
La. State Lease 5097 Little Bay (Atchafalaya Bay)	<10	37.5	27.4	3/11/05	11,700	20,000	330	90
							1,400	295

At least 8 additional exploration wells to spud in 2005

MMR Exploration Potential



Gross Unrisked Potential
9.0 Tcfe
Net Unrisked Potential *
1. 5 Tcfe
50% Success*
0.75 Tcfe
25% Success*
0.38 Tcfe
50 Bcfe**

* Includes potential from McMoRan's share of McMoRan/El Paso Program, recent discoveries and near-term exploration prospects

** Ryder Scott Proved Reserves at 12/31/04

OPPORTUNITY RUNS DEEP

Reversionary Interests

Interests in 3 Properties Sold for $60 Million in 2002

- Represented 4.8 Bcfe of MMR's Proved Reserves at 12/31/04
- Retained Reversionary Interest Equal to 75% of Transferred Interest After Payout in the Following Prospects:
  - Vermilion Block 196 (Lombardi)
  - Main Pass Block 86 (Shiner)
  - 80% of Ship Shoal Block 296 (Raptor)
- Payout Balance as of March 2005 Approximately $7 MM; Payout Estimated to Occur in Second Quarter 2005
- Second Shiner Well Commenced Production in 1Q05
- Early Reversion Occurred on Raptor Well
- Four Wells Subject to Reversion Currently Producing Approximately 17 Mmcfe/d, Net to Third Party's Interests

Main Pass 299 Oil Production Update

- **Completing Alternative Plan to Process and Sell Future Production**
- **Anticipated Restoration of Production in 2Q05**
- **Produced 2,800 Bbls/day (8/8ths) Prior to Hurricane Ivan**
- **Business Interruption Insurance Has Mitigated Losses**
- **In 1Q05, Restructured Override with 3rd Party Providing McMoRan Greater Economic Participation**
  - **McMoRan Now Owns an 83.3% NRI**

Main Pass Energy Hub™



LNG Offloading, Vaporization, Gas Conditioning and Power Generation
LNG Surface Storage
Accommodations, Shop & Warehouse
Compression and Gas Storage Systems
Planned Gas Storage Caverns
Main Pass Energy Hub™
Design Concept

Completed Conceptual Design and Preliminary Engineering

OPPORTUNITY RUNS DEEP

MPEH™ Project Status Report

- **Permit**
  - **Coast Guard Resumed Statutory Review Period for MPEH™ Permit on April 21, 2005**
  - **Expect Record of Decision From Coast Guard in 2005**

- **Commercial Discussions**
  - **Active Discussions With LNG Producers in Atlantic Basin**
  - **Discussions Have Created Potential Opportunities for Participation in Upstream Activities**

- **Offtake Agreements**
  - **Positive Feedback From U.S. Consumers**
    - **Reliable Supply**
    - **Location**

MPEH™ Advantages

- **Location**
  - 18 Miles Offshore in 210 Feet of Water Near Existing Shipping Lanes
  - 5.5 Day Trip Time From Trinidad/Caribbean Basin
  - Access to Broad and Liquid U.S. Gas Markets
- **Utilization of Existing Platforms**
  - Uses Standard LNG Regasification Equipment
- **Significant Storage Capacity**
  - On-site Salt Dome Access

MPEH™ is the Only LNG Terminal Project That Combines Regas and On-site Salt Cavern Storage with Connections to Premium U.S. Natural Gas Markets

MPEH™ LNG Terminal

- Standard Regas and Gas Processing Facilities Would be Placed on Existing Platforms
- Capacity for 1 Bcf of Regasified LNG Per Day
- Soft Berth Design and Water Depth Allow for Offloading All Types of LNG Vessels
  - Standard 125,000M^3 Could be Offloaded in 12 Hours
- Capital Cost Estimated at $440 Million*
- Throughput Charges Would Support Financing for Project and Equity Returns
  - Cost Structure Competitive with Other Similar Facilities

** Excludes cavern storage and pipelines; permit case of 1.6 Bcf/d regasification capacity would increase terminal capital by approximately $100 million.*

OPPORTUNITY RUNS DEEP

Existing Platforms



August 2000 Sulphur Mining Configuration



April 2005 Remaining Platforms

MPEH™ Additional Opportunities

Opportunities to be More Than Just LNG Terminal

- 2-Mile Diameter Salt Dome Provides Significant Storage Capacity for Regased LNG
  - Storage Caverns with 28 Bcf Initial Design with Expansion Opportunities
  - Provides Peak Deliverability of 2.5 Bcf/d
  - Creates Operating Flexibility; Enhances Reliability During Tropical Conditions
- Location Would Allow Pipeline Connections to Broad U.S. Gas Markets
- Additional Investments in Storage and Pipeline Connections Provide Opportunities to Create Additional Values
  - Potential Pipeline and Storage Investments Approximate $450 Million*
    - Economics of Potential Additional Investments are Attractive

** Permit case; pipelines could be owned/financed by a third party*

Gulf Coast is a Natural Gateway for LNG Terminals


Major Natural Gas Transportation Routes and Capacity Levels
EIA Pipeline Statistics

Pipelines leaving state of	Total Flow Capacity (Bcf/d)	Average Daily Flow (Bcf/d)	Utilization
Louisiana	22.8	15.3	67%
Mississippi	22.9	14.3	62%
Alabama	11.6	6.2	53%

Latest data available from EIA:
2001 - Average Daily Flow
2002 - Total Flow Capacity (at end of year)

OPPORTUNITY RUNS DEEP

Reference Slides with Prospect Maps

West Cameron 43 Discovery



21
22
23
WC-43 Helis #4
April 05 Spud
DUKE ENERGY
UNOCAL
NEWFIELD
44
43
42
McMoRan
WC-43 Helis #3
100 gross feet of pay
UNOCAL
WM G HELIS
CHEVRON
57
58
59
UNOCAL
DOMINION
EL PASO

MMR Working Interest: 23.4%

MMR Net Revenue Interest: 18%

MMR Royalty Relief NRI: 21.9%

Water Depth: 30 Feet

Gross Acreage: 2,500

Gross Unrisked Potential: 0.2 Tcfe

Net Unrisked Potential: 0.04 Tcfe

Total Depth: 18,800'

West Cameron 43

Encountered 3 sands with total gross interval in excess of 100'

OPPORTUNITY RUNS DEEP

Korn Exploration Prospect




75
76
98
97
Spinnaker #1
ST 98
Drilling
KORN
SPINNAKER
SPINNAKER
99
100

MMR Working Interest: 18.8%

MMR Net Revenue Interest: 15.4%

Water Depth: 60 Feet

Gross Acreage: 9,800

Gross Unrisked Potential: 0.5 Tcfe

Net Unrisked Potential: 0.08 Tcfe

Proposed Total Depth: 23,000'

South Timbalier Blocks 97/98

Commenced Drilling on 2/3/05

Currently Drilling Below 19,600'

King Kong Exploration Prospect





KING KONG
3
4
5
6
18
17
16
15
23
24
25
26

MMR Working Interest: 40.0%

MMR Net Revenue Interest: 29.2%

Water Depth: 12 Feet

Gross Acreage: 1,850

Gross Unrisked Potential: 0.2 Tcfe

Net Unrisked Potential: 0.06 Tcfe

Proposed Total Depth: 19,500'

Vermilion Blocks 16/17

Commenced Drilling on 2/20/05

Currently Drilling Below 13,100'

OPPORTUNITY
RUNS DEEP

Delmonico Exploration Prospect


Exxon #28
SL 1706
Drilling
17S7E
DELMONICO
18S7E

MMR Working Interest: 25.0%

MMR Net Revenue Interest: 18.8%

Water Depth: 10 Feet

Gross Acreage: 8,800

Gross Unrisked Potential: 0.37 Tcfe

Net Unrisked Potential: 0.07 Tcfe

Proposed Total Depth: 19,000'

La. State Lease 1706
In Lake Sands Field Area
Commenced Drilling on 3/8/05
Currently Drilling Below 13,300'

Little Bay Exploration Prospect




18S11E
18S12E
McMoRan #1
SL 5097
Drilling
LITTLE BAY

MMR Working Interest: 37.5%

MMR Net Revenue Interest: 27.4%

Water Depth: <10 Feet

Gross Acreage: 6,250

Gross Unrisked Potential: 0.33 Tcfe

Net Unrisked Potential: 0.09 Tcfe

Proposed Total Depth: 20,000'

La. State Lease 5097
In the Atchafalaya Bay

Commenced Drilling on 3/11/05
Currently Drilling Below 11,700'